TURNER FUNDS

TURNER MARKET NEUTRAL FUND

Investor Class

Institutional Class

Supplement dated November 22, 2013

to the Prospectus dated January 31, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following changes are made to the Prospectus, effective November 22, 2013:

1.                          The disclosure under “Market Neutral Fund — Management — Portfolio Managers” on page 3 is deleted and replaced by the following:

Robert E. Turner, CFA, Chairman and Chief Investment Officer and David Kovacs, CFA, Chief Investment Officer of Qualitative Strategies, are the lead portfolio managers of the Market Neutral Fund. Mr. Turner founded Turner in 1990.  Mr. Kovacs has worked at Turner since 1998.

2.                          The third paragraph under “Portfolio Managers” on page 48 is deleted and replaced by the following:

Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded Turner in 1990. Mr. Turner is the lead portfolio manager of the Large Growth Fund.  He is co-lead portfolio manager of the Market Neutral Fund.  Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 33 years of investment experience.

3.                          The following is added after the eighth paragraph under “Portfolio Managers” on page 49:

David Kovacs, CFA, Chief Invesment Officer of Quantitative Strategies, joined Turner in 1998.  Mr. Kovacs has worked at Turner since 1998 and has 23 years of investment experience.  Prior to joining Turner, Mr. Kovacs was Director of Quantitative Research at Pilgrim Baxter & Associates.

4.                          The fourth paragraph on page 49 under “Portfolio Managers” is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-FS-21-01